CUSIP No. 422347 10 4                                               Page 1 of 4

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                  SCHEDULE 13G

                    Under the Securities Exchange Act of 1934

                               (Amendment No. 1 )

                             HEARTLAND EXPRESS, INC.
                                (Name of Issuer)

                                  COMMON STOCK
                         (Title of Class of Securities)

                                   422347 10 4
                                 (CUSIP Number)

Check the following box if a fee is being paid with this statement |__|


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CUSIP No. 422347 10 4                                               Page 2 of 4

1) Names of Reporting Persons S. S. or I. R. S. Identification Nos. of Above Persons
                                             RUSSELL A. GERDIN  SS# ###-##-####

2)       Check the Appropriate Box if a Member of a Group                   N/A

                  (a)  |__|

                  (b)  |__|

3)       SEC Use Only


4)       Citizenship or Place of Organization:         UNITED STATES OF AMERICA

Number of                  5)       Sole Voting Power                 3,199,000
                                                                      ---------
Shares
Beneficially               6)       Shared Voting Power                       0
                                                                           ----
Owned by
Each Reporting             7)       Sole Dispositive Power            3,199,000
                                                                      ---------
Person
With                       8)       Shared Dispositive Power                  0
                                                                           ----


9)       Aggregate Amount Beneficially Owned by Each Reporting Person 3,199,000
                                                                      ---------


10)      Check if the Aggregate Amount in Row (9) Excludes Certain Shares   N/A
                                                                            ---


11)      Percent of Class Represented by Amount in Row 9                  64.0%
                                                                       --------


12)      Type of Reporting Person                                           IN



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CUSIP No. 422347 10 4                                               Page 3 of 4

                                  SCHEDULE 13G


Item 1.

         a.  Name of Issuer:                            Heartland Express, Inc.
         b.  Address of Issuer's Principal Executive Offices:
                               2777 Heartland Dr.
                              Coralville, IA 52241


Item 2.

         a.  Name of Person Filing:                           Russell A. Gerdin
         b.  Address of Principal Business Office:
                               2777 Heartland Dr.
                              Coralville, IA 52241

         c.  Citizenship:                              United States of America

         d.  Title of Class of Securities:                         Common Stock

         e.  CUSIP Number:                                          422347 10 4
                                                                    -----------


Item 3.  If this statement is filed pursuant to Rule 13d-1(b) or 13d-2(b),
         check whether the Person filing is a:                              N/A


Item 4.  Ownership.  The following information pertains as of December 31, 1988:

         a.  Amount Beneficially Owned:                        3,199,000 shares
         b.  Percent of Class:                                            64.0%
         c.  Number of shares as to which such person has:

                  (i)   sole power to vote or to direct the vote:     3,199,000
                                                                      ---------
                  (ii)  shared power to vote or to direct the vote:           0
                  (iii) sole power to dispose or to direct the disposition
                        of:                                           3,199,000
                                                                      ---------
                  (iv)  shared power to dispose or to direct the disposition
                        of:                                                   0


Item 5.  Ownership of Five Percent or Less of a Class.                      N/A


Item 6.  Ownership of More than Five Percent on Behalf of Another Person.   N/A


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CUSIP No. 422347 10 4                                               Page 4 of 4
Item 7.  Identification and Classification of the Subsidiary Which Acquired
         the Security Being Reported on By the Parent Holding Company.      N/A


Item 8.  Identification and Classification of Members of the Group.         N/A


Item 9.  Notice of Dissolution of Group.                                    N/A


Item 10. Certification.                                                     N/A



         After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                                 January 31, 1997
                                                 ------------------------------
                                                 Date


                                                 /s/ Russell A. Gerdin
                                                 ------------------------------
                                                 Signature


                                                 Russell A. Gerdin
                                                 Name and Title